SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Executive Salaries

On February 14, 2018, the Compensation Committee of the Board of Directors (the “Committee”) of Diodes Incorporated (the “Company”) established the base salaries of those executive officers listed as “named executive officers” in the Company’s most recent proxy statement (collectively, the “NEOs”) effective February 19, 2018 as follows:

Name	Position	Base Salary
Dr. Keh-Shew Lu	President and Chief Executive Officer	$693,750
Richard D. White	Chief Financial Officer and Secretary	421,200
Francis Tang	Vice President, Worldwide Discrete Products	372,000
Mark A. King (1)	Senior Vice President, Sales and Marketing	-
Edmund Tang (2)	Vice President, Corporate Administration	-
Julie Holland	Vice President, Corporate Operations	312,150

1.  Mr. King resigned as Senior Vice President, Sales and Marketing effective January 12, 2018.

2.  Mr. Tang resigned as Vice President, Corporate Administration effective February 8, 2018.

3.  Ms. Holland became Vice President, Corporate Operations on January 8, 2018, succeeding Mr. Tang.

2018 Long-term Incentive (LTI)

On February 14, 2018, the Committee also granted long-term incentive (“LTI”) awards for certain executive officers for services rendered in fiscal 2018.

Each LTI award consists of restricted stock units (“RSUs”) which vest over four years and performance stock units (“PSUs”) which contain a time vesting requirement of four years and a performance vesting condition by which the PSUs will vest upon the Company achieving a cumulative 3-year non-GAAP operating income target of $360.8 million.

If the Company achieves the performance target, the executive will be entitled to receive his target PSUs. Achievement of 80% of the performance target (the “threshold”) would result in the vesting of 50% of the target PSUs, and achievement of 120% of the performance target (the “maximum”) would result in the vesting of 200% of the target PSUs. Achievement of less than 80% of the performance target would result in the vesting of no PSUs, and achievement of above 120% of the performance target would not result in the vesting of more than 200% of the target PSUs. Achievement of between the threshold and the target, and between the target and the maximum, would result in the vesting of a prorated number of PSUs.

The table below sets forth the number of RSUs and the target PSUs for the NEOs:

Name	Position	Restricted Stock Units (Shares)	Performance Stock Units (Shares)
Dr. Keh-Shew Lu	President and Chief Executive Officer	63,000	63,000
Richard D. White	Chief Financial Officer and Secretary	20,000	20,000
Francis Tang	Vice President, Worldwide Discrete Products	18,000	18,000
Mark A. King (1)	Senior Vice President, Sales and Marketing	-	-
Edmund Tang (2)	Vice President, Corporate Administration	-	-
Julie Holland (3)	Vice President, Corporate Operations	13,000	13,000

1.  Mr. King resigned as Senior Vice President, Sales and Marketing effective January 12, 2018.

2.  Mr. Tang resigned as Vice President, Corporate Administration effective February 8, 2018.

3.  Ms. Holland became Vice President, Corporate Operations on January 8, 2018, succeeding Mr. Tang.

There is no assurance that the Company will achieve the performance incentive targets and objectives established by the Committee in any fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: February 20, 2018	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer